Q1 2007 Results
HSBC Finance Corporation
IFRS Management Basis

HSBC Holdings plc

Disclosure Statement

This presentation, including the accompanying slides and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc and HSBC
Finance Corporation. This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties. This information speaks only as of the date on which it is provided. Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC
Holdings plc Annual Report, and the HSBC Finance Corporation Annual Report on Form 10-K, each for the year ended
31 December 2006. Please further be advised that Regulation FD prohibits HSBC representatives from answering certain, specific questions during the Q&A session. You may get copies of the HSBC Finance Corporation document referred to above free by visiting EDGAR on the SEC Web site at www.sec.gov.

These materials do not constitute an offer to sell, or the solicitation of an offer to buy, any security of HSBC Finance
Corporation or any other issuer.

HSBC Holdings plc reports financial results in accordance with International Financial Reporting Standards (“IFRSs”).
IFRSs comprise accounting standards issued by the International Accounting Standards Board and its predecessor body and interpretations issued by the International Financial Reporting Interpretations Committee and its predecessor body.

All amounts, unless otherwise stated, represents IFRS management basis of accounting.

IFRS Management Basis assumes that the mortgages and private label customer loans transferred to HSBC’s US banking subsidiary, HSBC Bank USA, N.A. (“HSBC Bank USA”), have not been sold and remain on our balance sheet.
Such customer loans continue to be managed and serviced by HSBC Finance Corporation without regard to ownership.

HSBC Finance Corporation – Financial Results

Note: The figures above are presented on an International Financial Reporting Standards (“IFRS”) Management basis. See Note 11 “Business segments” of Form 10-Q for the period ended 31 March 2007, for a reconciliation of IFRS to US GAAP vs Q4 06

vs Q1 06

Q1 2007

Q4 2006

Q1  2006

21bps

14bps

35.4%

37.5%

36.8%

Cost efficiency ratio

(1%)

(6%)

(1,525)

(1,515)

(1,436)

Total operating expenses

231%

(42%)

900

(688)

1,558

Profit before tax

(1%)

7%

179,930

182,520

168,522

Customer Loans & Advances
(as at period end)

193%

(19%)

2,425

827

2,994

Net operating income

41%

(109%)

(1,888)

(3,208)

(904)

Loan impairment and
other charges

7%

11%

$4,313

$4,035

$3,898

Net operating income before
loan impairment charges

% Change

US$ M

Notwithstanding modest balance sheet contraction, Q107 net operating income before loan impairment charges was steady compared to Q406.

Net operating income before loan impairment charges increased 11% over Q106 primarily driven by 7% loan growth

Loan impairment charges excluding Mortgage Services, for Q107 compared to Q106 increased as a result of the following:

Unusually favorable credit environment, extremely low bankruptcies and strong economic conditions in Q106

Growth and seasoning of portfolios

Q107 credit performance in Mortgage Services was in line with expectations and reflects a deceleration in rate of growth in delinquencies. Actions including the tightening of credit policy, the discontinuance of Correspondent Channel origination and increased collection capacity resulted in reduced Mortgage Services loan balances.

Operating expenses increased 6% compared to Q106 primarily to support loan growth including higher marketing expenses, investment in co-brand card initiatives and increased collection activities. Operating expenses were flat compared to Q406.

Credit Card, Retail Branch and Auto businesses performed well and in line with expectations.

HSBC Finance Corporation – Financial Results (continued)

Q107 Highlights

Strategic repositioning of the Mortgage Services business

Discontinuation of Correspondent Channel production in Mortgage Services

Centralization of management of mortgage related business

Strengthened structure with Chief Operating Officer role extended to cover credit risk organisation

Discontinuation of pre-season and pre-file tax products by Taxpayer Financial Services

Result of on-going review to ensure all products and services offered align with our brand promise, focused on offering consumers the most value-added products

Non-binding agreement to sell UK Insurance operations

Result of continuing evaluation and focus on strategic positioning of core businesses

HSBC Finance Corporation

Recent Strategic Initiatives

2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
1.6
1.4
0.2
-0.7
0.9
-1.6
0.9
1.1
-0.2
Q1 2006
Q4 2006
Q1 2007

HSBC

6

HSBC Finance Corporation

US$bn

Total

Excluding Mortgage

Services

Mortgage Services

Q106 benefited from unusually favorable credit environment and economic conditions

Profit before tax excluding Mortgage Services increased over Q406 primarily driven by strong results in Credit Card business, Retail Branch business and seasonal Taxpayer
Financial Services business

Lower profit before tax excluding Mortgage Services compared to Q106 primarily resulting from higher loan impairment charges as credit environment trends towards more normalised levels

Profit Before Tax

3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0.9
0.8
0.1
3.2
1.6
1.6
1.9
1.5
0.4
Q1 2006
Q4 2006
Q1 2007

HSBC
7

HSBC Finance Corporation
Loan Impairment Charges

Total

Excluding Mortgage Services

Mortgage Services

Excluding Mortgage Services, loan impairment charges were above Q106 but slightly better compared with Q406

Q106 significantly benefited from a strong economy, benign credit environment and low bankruptcies

US$bn

6
5
4
3
2
1
0
3.58%
3.95%
2.68%
4.43%
4.31%
4.76%
4.44%
4.16%
5.26%
Q1 2006
Q4 2006
Q1 2007

HSBC
8

Total

Excluding Mortgage Services

Mortgage Services

Delinquency excluding Mortgage Services was stable to previous quarter

Mortgage Services delinquency ratio increased primarily driven by expected seasoning of portfolio with declining balances

HSBC Finance Corporation
2+ Delinquency Ratio

(%)

Note: See “Credit Quality” in MD&A of Form 10-Q for the period ended 31 March 2007 for delinquency information reported on a U.S. GAAP basis

7.00
6.00
5.00
4.00
3.00
2.00
1.00
6.65%
5.71%
4.52%
4.92%
2.90%
2.21%
2.39%
2.36%
1.83%
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07

•

•

HSBC
9

HSBC Finance Corporation
Real Estate Secured  2+ Delinquency

(%)

Actions taken in Mortgage Services have positively impacted rate of growth in delinquencies and results are in line with expectations

Continued stable performance of Branch Real Estate Secured portfolio

2+ Mortgage Services 1st Lien

2+ Branch Real Estate Secured

2+ Mortgage Services 2nd Lien

200.0
160.0
120.0
80.0
40.0
0.0
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
20.8
11.9
19.7
25.8
41.3
44.3
20.9
12.1
18.4
24.7
43.1
49.3
21.3
12.4
19.0
25.7
44.4
51.5
21.5
12.7
19.3
26.3
46.2
51.5
21.6
12.8
20.6
28.3
49.7
49.5
21.4
12.9
19.5
28.0
51.5
46.6

HSBC

10

HSBC Finance Corporation
Customer Loans & Advances

163.8

168.5

174.3

177.5

182.5

179.9

Strategic reduction in Mortgage Services loan portfolio offset by steady to increasing growth in all other
HSBC Finance businesses

In March 2007, we announced our decision to discontinue Correspondent Channel acquisitions

Growth considering seasonality, in other businesses reflects the strength of the diversified finance business

US$bn

Mortgage Services

Branch Real Estate Secured

Credit Cards

Private Label Cards

Motor Vehicle Finance

Other

Mortgage Services
Loans by vintage and type

US$21.6bn

US$15.8bn

US$2.6bn

US$6.6bn

=  US$46.6bn

US$24.1bn

US$15.3bn

US$3.0bn

US$7.1bn

=  US$49.5bn

March 2007

December 2006

7%

14%

42%

37%

12%

40%

40%

1%

7%

5%

4%

41%

50%

10%

3%

38%

48%

1%

7%

4%

33%

56%

4%

32%

57%

7%

Pre 2004

2004

2005

2006

2007

(%)

100

80

60

40

20

0

100

80

60

40

20

18%

27%

24%

31%

20%

20%

21%

33%

6%

2nd Lien ARM

2nd Lien Fixed

1st Lien ARM

1st Lien Fixed

Mortgage Services Loans – Vintages

46.6

 49.5

5.0

5.0

Pre 2004

6.2

7.8

2004

15.4

17.8

2005

18.8

18.9

2006

1.2

2007

March 2007

December 2006

Vintages US$bn

US$bn

Substantial paydown of 2005 vintages has occurred during the quarter and reflects actions taken within the Correspondent Channel

HSBC Finance Corporation

US economic conditions, particularly unemployment levels, bankruptcy filings, housing market and interest rates

Impact of adjustable rate mortgage resets

Seasoning of loan balances, including Credit Card vintages originated in Q406

Ongoing Areas of Focus

13